Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

CAI International, Inc. (the “Company”)
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”)
Wells Fargo Securities, LLC
(together, the “Specified Parties”)

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file (the “Data File” defined below) related to the proposed offering of CAL Funding III Limited, Fixed Rate Asset-backed Notes, Series 2017-1 Class A and Class B. The Company is responsible for the specified attributes in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

●
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

●	The term “rounding” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively.

●
The term “Data File” means an electronic data file (“ABS Collateral Pool as 0f 05-31-2017-FInal 06-02-2017.xlsx”) provided by the Company on June 2, 2017, containing certain information related to 83,200 Containers (80,439 were Containers in the Company’s existing fleet (the “Current Units”), and 2,761 were Containers which the Company informed us had been purchased from manufacturers and had not been leased (the “Factory Units”)), the Leases associated with the Current Units, and the Lease the Company informed would be executed with a third party related to the Factory Units as of May 31, 2017 (the “Cutoff Date”).

We performed the following procedures:

A.
The Company instructed us to select a random sample of 50 Current Units and one Factory Unit (the “Current Sample Containers” and the “Factory Sample Container,” respectively, and together, the “Sample Containers”) from the Data File. A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Containers that we were instructed to randomly select from the Data File.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

B.
For each Sample Container and the associated Leases, we compared or recomputed the information in the Data File to or using the information stated in the sources (the “Sources”) and instructions (as applicable) provided by the Company indicated below. The Specified Parties indicated that the absence of any of the noted Sources or the inability to agree the indicated information from the Data File to the Source(s) for each of the specified attributes constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attribute	Sources/Instructions

Container Unit ID	Invoice or Purchase Agreement. The Company instructed us not to perform this procedure for the Factory Sample Container.

Original Equipment Cost (“OEC”)
Invoice or Purchase Agreement, or, for the Factory Sample Container, the Container Purchase Order. For Sample Container #23, which the Company informed us was purchased from a third party after being managed by the Company on behalf of such third party, the Company instructed us to compare the OEC stated in the Data File to the OEC stated in a spreadsheet provided by the Company, which the Company informed us was determined by subtracting the net operating income due to the third party and certain fees from the price of the purchase transaction. We make no representation regarding the validity or reasonableness of the OEC determined by the Company.

We were instructed by the Company to consider the OEC to be in agreement if the difference was not greater than 3.00%.

Net Book Value (“NBV”)
The Company instructed us not to perform this procedure for the Factory Sample Container. For each Current Sample Container with a Lease Type of “Finance,” the Company instructed us to recompute the NBV as the present value of the remaining payments (based on the Per Diem Rate, the Buyout Price, and the Lease Expiration Date stated in the Data File) as of the Cutoff Date, using the discount rate stated in the Data File.

For each Current Sample Container with a Lease Type of “Flexilease” or “Long Term” and a container type of “used” (represented by an entry of “BBK” or “CAI” in the “Owner” field in the Data File), the Company instructed us to recompute the NBV based on (i) the OEC and the Depreciation Start Date stated in the Data File; (ii) the residual value by Equipment Type provided by the Company; and, (iii) the depreciation life by Equipment Type provided by the Company, adjusted for the difference between the Manufacture Date and Depreciation Start Date stated in the Data File. The Company instructed us to exclude Sample Container #44 from this procedure.

For each Current Sample Container with a Lease Type of “Flexilease” or “Long Term” and a container type of “new” (represented by an entry of “BAR” in the “Owner” field in the Data File), and Sample Container #44, which the Company informed us was purchased as a new container by a subsidiary of the Company, the Company instructed us to recompute the NBV based on (i) the OEC and the Depreciation Start Date stated in the Data File; (ii) the residual value by Equipment Type provided by the Company; and, (iii) the depreciation life by Equipment Type provided by the Company.

Attribute	Sources/Instructions

We compared the recomputed NBV to the NBV stated in the Data File. We were instructed by the Company to consider the NBV to be in agreement if the difference between the recomputed NBV and the NBV stated in the Data File was not greater than 3.00%.

Manufacture Date
For each Current Sample Container, the Company instructed us to compare the Manufacture Date stated in the Data File to the date of the Acceptance Certificate, Certificate of Final Inspection, or Production Certificate. We were instructed by the Company to consider the information to be in agreement if the difference was not greater than 30 days.

For the Factory Sample Container, the Company instructed us to compare the Manufacture Month and Year stated in the Data File to the Contractual Month and Year stated in the Container Purchase Order.

Age
The Company instructed us not to perform this procedure for the Factory Sample Container. For each Current Sample Container, the Company instructed us to recompute Age as the number of calendar months from the Manufacture Date stated in the Data File to the Cutoff Date, and to compare the recomputed Age to the Age stated in the Data File.

Equipment Type
Invoice or Purchase Agreement, or, for the Factory Sample Container, the Container Purchase Order. For Sample Container #8, the Equipment Type stated in the Purchase Agreement was “20’ Reefer” and the Equipment Type stated in the Data File was “2R,” which the Company informed us represented “20’ Domestic Reefer.” The Company instructed us to consider the information to be in agreement based on the specifications of this Sample Container.

Lessee’s Name	Lease Agreement.

Lease Type
Lease Agreement. We were instructed by the Company to consider the Lease to be a finance lease (Lease Type “Finance”) if the Lease Agreement included a bargain purchase option at the end of the lease term, and to consider the Lease to be a term lease (Lease Type “Flexilease” or “Long term”) if the Lease Agreement did not include a bargain purchase option at the end of the lease term.

Per Diem Rate	Lease Agreement

Attribute	Sources/Instructions

Lease Expiration Date
Lease Agreement. In the event the Lease Agreement stated the Lease Expiration Date based on the lease commencement date, the Company instructed us to recompute the Lease Expiration Date using the lease commencement date stated in the Data File and the lease term stated in the Lease Agreement, and to compare the recomputed Lease Expiration Date to the Lease Expiration Date stated in the Data File. The Company instructed us to consider the information to be in agreement if the recomputed Lease Expiration Date and the Lease Expiration Date stated in the Data File were in the same calendar month.

Buyout Price
Lease Agreement. The Company instructed us only to perform this procedure for the Sample Containers with Lease Type “Finance.” In the event the Buyout Price stated in the Data File was $0, the Company instructed us to consider the information to be in agreement if the Buyout Price stated in the Lease Agreement was $1.00.

The information regarding the Sample Containers in the Data File was found to be in agreement with the respective information stated in the Sources, except as listed in Exhibit B.

C.
In addition to the procedures described above, for each Current Sample Container, we observed an “Active” status in the Company’s billing and tracking system or the presence of a signed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File and information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers or the existence of the Leases, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources or data and documents furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition of the Containers or origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers or Leases being securitized, (iii) the compliance of the lessor of the Containers and originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers or the Leases that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

June 13, 2017

Exhibit A

The Sample Containers

Sample Container Number	Container Unit ID	Sample Container Number	Container Unit ID

1	BSBU284525	27	CAIU981540
2	LMCU910383	28	CAIU987547
3	LMCU911940	29	CAIU985193
4	CAXU273822	30	CAIU989172
5	CAXU274410	31	CAIU994642
6	CAXU845207	32	CAIU995648
7	CAXU845228	33	CAIU995946
8	TITU826082	34	PCIU165013
9	CAIU935964	35	PCIU168210
10	CAIU384007	36	PCIU176476
11	CAIU384213	37	PCIU584185
12	CAIU968824	38	PCIU603707
13	CAIU969175	39	PCIU603848
14	CAIU969932	40	CAIU345892
15	CAIU812042	41	CAIU364032
16	CAIU954369	42	CAIU369613
17	CAIU983259	43	CAIU823681
18	CAIU878951	44	CAIU878283
19	CAIU552679	45	CAIU903405
20	CAIU987955	46	CAIU995187
21	CAIU238302	47	CAIU334941
22	CAIU582901	48	CAIU335073
23	CAXU905900	49	CAIU348249
24	CAIU953039	50	CAIU700525
25	CAIU974580	51[1]	PENDING
26	CAIU980614

1 The Factory Sample Container

Exhibit B

Exceptions List

Sample Container Number	Container Unit ID	Lease ID2	Attribute	Per Data File	Per Sources

10	CAIU384007	2017-1-A	Lease Expiration Date	3/31/2024	7/21/2023
11	CAIU384213	2017-1-A	Lease Expiration Date	3/31/2024	7/21/2023
12	CAIU968824	2017-1-A	Lease Expiration Date	3/31/2024	7/21/2023
13	CAIU969175	2017-1-A	Lease Expiration Date	3/31/2024	7/21/2023
14	CAIU969932	2017-1-A	Lease Expiration Date	3/31/2024	7/21/2023

2 The Company has assigned a unique Contract Number to each Lease. The Lease IDs referred to in this Exhibit are not the Contract Numbers.